Exhibit 10.1

AMENDMENT NO. 3

This AMENDMENT NO. 3 (this “Amendment”) dated as of May 31, 2018 (the “Effective Date”) is among Bonanza Creek Energy, Inc., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined below) party hereto (collectively, the “Executing Lenders,” and each individually an “Executing Lender”), and KeyBank National Association, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

A.                                    The Borrower and the Guarantors are party to that certain Amended and Restated Credit Agreement dated as of April 28, 2017 (as amended by that certain Amendment No. 1 and Consent dated effective as of December 22, 2017 and that certain Amendment No. 2 dated as of February 2, 2018 and as the same may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the lenders party thereto from time to time (the “Lenders”), and KeyBank National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).  Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B.                                    The Executing Lenders wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Executing Lenders hereby agree as follows:

Section 1.                                          Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 2.                                          Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.                                          Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Permitted Asset Swap” in its entirety to read as follows:

“Permitted Asset Swap” means the Disposition of Specified Properties made by a Loan Party in exchange for other Specified Properties so long as each of the following conditions are met: (a) such exchange is made with a Person (the “transferee”) that is not an Affiliate of any Loan Party or any Subsidiary, (b) the Specified Properties received shall also be pledged as Collateral pursuant to Mortgages, (c) the Specified Properties being Disposed of are located in the same geographic area as the Specified Properties being acquired, (d) either (i) the fair market value of the Specified Properties being acquired or (ii) the sum of cash consideration received in respect of such Disposition plus the fair market value of the Specified Properties being acquired is at least substantially equivalent to the fair market value of the Specified Properties being Disposed of (in the case of either (i) or (ii), as reasonably determined by a Responsible Officer of the Borrower, and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), and (e) in the event that any portion of the Specified Properties being Disposed of consists of Proven Reserves, a portion of the Specified Properties being acquired must also be Proven Reserves (or a combination of cash consideration and Proven Reserves) with at least substantially equivalent fair market value of the Specified Properties being Disposed that are Proven Reserves (as reasonably determined by a Responsible Officer of the Borrower).

(b)                                 Section 6.04 of the Credit Agreement is hereby amended by amending and restating clause (c)(iv) thereof in its entirety to read as follows:

(iv) so long as no Event of Default has occurred and is continuing or would be caused thereby, the Disposition of Specified Properties to which no Proven Reserves are attributable so long as (A) such Specified Property is not Collateral and is not otherwise required pursuant to the terms of this Agreement to be Collateral or (B) the Disposition is a Permitted Asset Swap of exclusively Specified Properties to which no Proven Reserves are attributable,

(c)                                  Section 6.04 of the Credit Agreement is hereby amended by amending and restating clause (c)(viii) thereof in its entirety to read as follows:

(viii) so long as no Event of Default has occurred and is continuing or would be caused thereby, the Disposition of Oil and Gas Properties which are attributable to Proven Reserves (including any Disposition of Equity Interests in any Subsidiary that owns such Oil and Gas Properties and any Permitted Asset Swap that includes the Disposition of Oil and Gas Properties to which Proven Reserves are attributable) and the consummation of any Hedge Event so long as:

(A) as to any such Disposition, (1) either (x) if no Borrowing Base Deficiency exists both before and after giving effect to such Disposition, at least 80% of the consideration received in respect thereof is in cash or such Disposition is a Permitted Asset Swap or (y) if a Borrowing Base Deficiency exists either before or after giving effect to such Disposition, 100% of the consideration received in respect of such Disposition is in cash or such Disposition is a Permitted Asset Swap, (2) the consideration received in respect of such Disposition is equal to or greater than the fair market value of such Oil and Gas Properties, interest therein or Subsidiary subject of such Disposition as reasonably determined by a Responsible Financial Officer of the Borrower for Dispositions and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), and (3) if any such Disposition is of a Subsidiary owning Oil and Gas Properties, such Disposition includes all the Equity Interests of such Subsidiary; and

(B) as to any such Disposition (including any Disposition of Equity Interests in any Subsidiary that owns such Oil and Gas Properties and any Permitted Asset Swap that includes the Disposition of Oil and Gas Properties to which Proven Reserves are attributable) or Hedge Event which would have the effect of making the sum of (1) the BB Value of all Dispositions of Oil and Gas Properties (including any Disposition of Equity Interests in any Subsidiary that owns such Oil and Gas Properties and any Permitted Asset Swap that includes the Disposition of Oil and Gas Properties to which Proven Reserves are attributable) made since either the Closing Date or, after the end of the Protected Period, the date of the most recent scheduled Borrowing Base redetermination, as applicable (including such Disposition) plus (2) the BB Value of BB Hedges which have been the subject of any Hedge Event since either the Closing Date or, after the end of the Protected Period, the date of the most recent scheduled Borrowing Base redetermination, as applicable (including such Hedge Event) exceed 5% of the Borrowing Base then in effect, the Borrowing Base is automatically reduced as provided in Section 2.02(d);

Section 4.                                          Borrowing Base Redetermination.  As of the Effective Date, the Borrowing Base shall be reaffirmed at $$191,666,666.66. Once effective, the Borrowing Base shall remain in effect until the Borrowing Base is redetermined or adjusted in accordance with Section 2.02 of the Credit Agreement.  The reaffirmation of the Borrowing Base pursuant to this Section 4 is the scheduled redetermination of the Borrowing Base pursuant to Section 2.02(b)(i) of the Credit Agreement with respect to the Independent Engineering Report dated effective as of January 1, 2018.

Section 5.                                          Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects)  as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate or limited liability company, as applicable, power and authority of such Person and have been duly authorized by appropriate corporate or limited liability company, as applicable, action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by any applicable Debtor Relief Laws; (e) no consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person are required for the due execution, delivery, and performance by the Borrower or any Guarantor in connection with this Amendment or the consummation of the transactions contemplated hereby; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

Section 6.                                          Conditions to Effectiveness.  This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)                                 The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Issuing Lender and the Required Lenders.

(b)                                 No Default shall have occurred and be continuing as of the Effective Date.

(c)                                  The representations and warranties in this Amendment shall be true and correct in all material respects.

(d)                                 The Borrower shall have paid all costs and expenses payable pursuant to Section 9.01(a) of the Credit Agreement to the extent invoices for such fees, costs, and expenses have been presented to the Borrower at least two Business Days prior to the Effective Date.

Section 7.                                     Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all Secured Obligations are payable without defense, offset, counterclaim or recoupment.

(b)                                 The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) (1) any Default or Event of Default under any of the Loan Documents, (2) any of the agreements, terms or conditions contained in any of the Loan Documents, or (3) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (ii) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)                                  Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended and otherwise modified hereby, and acknowledges and agrees that the Credit Agreement, as amended and otherwise modified hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended and otherwise modified hereby, are not impaired in any respect by this Amendment.

(d)                                 From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended and otherwise modified by this Amendment.

(e)                                  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8.                                          Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty, as amended and otherwise modified hereby, are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 9.                                          Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.                                   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.                                   Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.                                   Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York.

Section 13.                                   RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT.  EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 13, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 14.                                   Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.

	By:	/s/ Scott Fenoglio
Name: Scott Fenoglio
Title: Senior Vice President, Finance & Planning (Principal Financial Officer)

GUARANTORS:

BONANZA CREEK ENERGY OPERATING COMPANY, LLC

	By:	/s/ Scott Fenoglio
Name: Scott Fenoglio
Title: Vice President and Principal Financial Officer

BONANZA CREEK ENERGY RESOURCES, LLC

	By:	/s/ Scott Fenoglio
Name: Scott Fenoglio
Title: Vice President and Principal Financial Officer

BONANZA CREEK ENERGY MIDSTREAM, LLC

	By:	/s/ Scott Fenoglio
Name: Scott Fenoglio
Title: Vice President and Principal Financial Officer

BONANZA CREEK ENERGY UPSTREAM LLC

	By:	/s/ Scott Fenoglio
Name: Scott Fenoglio
Title: Vice President and Principal Financial Officer

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

HOLMES EASTERN COMPANY, LLC

By:	/s/ Scott Fenoglio
Name: Scott Fenoglio
Title: Vice President and Principal Financial Officer

ROCKY MOUNTAIN INFRASTRUCTURE, LLC

By:	/s/ Scott Fenoglio
Name: Scott Fenoglio
Title: Vice President and Principal Financial Officer

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

ADMINISTRATIVE AGENT/
ISSUING LENDER/LENDER:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

	By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Rachel Festervand
Name: Rachel Festervand
Title: Sr. Vice President

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ James Ducote
Name: James Ducote
Title: Managing Director

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	WELLS FARGO BANK. N.A., as a Lender

	By:	/s/ Dennis O’Hara
Name: Dennis O’Hara
Title: Assistance Vice President

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Darren Vanek
Name: Darren Vanek
Title: Authorized Officer

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Kyle Gruen
Name: Kyle Gruen
Title: AVP

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	IBERIABANK, as a Lender

	By:	/s/ Blakely Norris
Name: Blakely Norris
Title: Vice President

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.

LENDER:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

	By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

Signature Page to Amendment No. 3

Bonanza Creek Energy, Inc.